SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                              July 26, 2002
______________________________________________________________________________
                     (Date of earliest event reported)


                          Banknorth Group, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


          Maine                       0-16947                  01-0437984
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine            04112-9540
______________________________________________________________________________
 (Address of principal executive offices)                      (Zip Code)


                              (207) 761-8500
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)



Item 5.   Other Events
          ------------

     As of the end of the day on July 26, 2002, following the receipt of all required regulatory and stockholder approvals, Banknorth Group, Inc. ("Banknorth") completed the acquisition of Ipswich Bancshares, Inc. ("Ipswich") pursuant to an Agreement and Plan of Merger, dated as of February 26, 2002 and amended as of March 27, 2002, between Banknorth and Ipswich (the "Agreement"). The acquisition was effected by means of the merger of Ipswich with and into Banknorth (the "Merger").

      Upon consummation of the Merger, each outstanding share of common stock of Ipswich (other than certain shares held by Ipswich) was converted into the right to receive $20.50 in cash or 0.8350 of a share of common stock of Banknorth, plus cash in lieu of any fractional share interest, subject to election and allocation procedures set forth in the Agreement which are intended to ensure that 51% of the outstanding shares of Ipswich common stock will be converted in the right to receive Banknorth common stock and 49% of the outstanding shares of Ipswich common stock will be converted into the right to receive cash.

     For additional information, reference is made to the press release of Banknorth, dated July 18, 2002, which is included as
Exhibit 99.1 and is incorporated herein by reference.












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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     -----------         -----------------------------------------------
     2.1                 Agreement and Plan of Merger, dated as of February
                         26, 2002 and amended as of March 27, 2002, between Banknorth and Ipswich *

     10.1 Termination Agreement by and among Banknorth, Ipswich, Ipswich Savings Bank, Eastern Bank, as Trustee, and David L. Grey (included as Annex C to Exhibit 2.1) *

     10.2 Employment and Noncompetition Agreement between Banknorth and David L. Grey (included as Annex D to Exhibit 2.1) *

     99.1                Press Release, dated July 18, 2002

_________________

     * Incorporated by reference to the Current Report on Form 8-K filed by Banknorth with the Commission on February 28, 2002, as well as to Annex I to the Proxy Statement/Prospectus contained in the Registration Statement on Form S-4 (File No. 333-85396) filed with the Commission on April 2, 2002, as amended.

















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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BANKNORTH GROUP, INC.



                              By:   /s/ Peter J. Verrill
                                    ---------------------
                                    Name:  Peter J. Verrill
                                    Title: Chief Operating Officer and Chief
                                           Financial Officer

Date:  July 29, 2002





















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